Fees Summary	Mar. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,375,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,537.59
Total Offset Amount	0.00
Net Fee	$ 2,537.59